EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q (the “Report”) of ARC Group Worldwide, Inc. (the “Company”) for the quarter ended March 29, 2015, each of the undersigned, Jason T. Young, the Principal Executive Officer and Drew M. Kelley, Principal Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the knowledge of the undersigned:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 11, 2015
/s/ Jason T. Young
	Name:	Jason T. Young
	Title:	Principal Executive Officer

Dated: May 11, 2015
/s/ Drew M. Kelley
	Name:	Drew M. Kelley
	Title:	Chief Financial Officer and
Principal Accounting Officer